The Dreyfus Socially
Responsible
Growth Fund, Inc.



SEMIANNUAL REPORT June 30, 2002




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                The Dreyfus Socially Responsible
                                                               Growth Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including commentary from the fund's investment adviser, The Dreyfus Corporation.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Standard & Poor's 500 Composite Stock Price Index, a widely accepted benchmark of domestic large-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




COMMENTARY ON FUND PERFORMANCE

The Dreyfus Corporation, Investment Adviser

How did The Dreyfus Socially Responsible Growth Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2002, the fund produced a total return of -17.13% for its Initial shares and -17.22% for its Service shares.(1) In comparison, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -13.15% for the same period.(2)

We attribute the fund's performance during the reporting period to a sluggish economy. The fund's return trailed that of the S&P 500 Index, primarily because
of   our   heavy  emphasis  in  technology  stocks.  In  addition,  the  fund's media-related holdings hurt its performance.

On May 22, 2002, The Dreyfus Corporation assumed day-to-day portfolio management responsibility for the fund and L. Emerson Tuttle became the fund's new primary portfolio manager with respect to selection of portfolio securities.

What is the fund's investment approach?

The fund seeks to provide capital growth, with current income as a secondary objective. The fund looks for growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices. To pursue these goals, the fund invests primarily in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

What other factors influenced the fund's performance?

When the reporting period began, most economic data suggested that the U.S. economy had already begun to recover from the economic downturn of late 2001. As the pace of layoffs slowed and the unem
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ployment rate stabilized, consumers took advantage of low interest rates to buy homes and autos at a record pace.

Although consumer spending and confidence remained relatively high, corporate capital spending was anemic, contributing to a sluggish economic recovery and another round of downward earnings. Media-related holdings such as Clear Channel Communications were hurt by a slowdown in advertising spending. Two of the fund's largest investment areas, technology and telecommunications, suffered as lackluster customer demand forced hardware, software and service providers to revise their earnings forecasts downward. Overall, technology was the worst performing sector of the reporting period, and its effect on the fund was magnified by the fund's relatively heavy exposure to technology stocks.

During the second half of the reporting period, ongoing concerns regarding corporate accounting irregularities added to negative stock market performance. As the reporting period came to a close, the stock prices of several companies fell sharply in light of new disclosures of accounting irregularities and impending federal inquiries into allegations of fraud.

On a more positive note, several of the fund's holdings in more defensive-type growth areas performed well, including selected energy, materials, industrials and consumer staples stocks.

What is the fund's current strategy?

As of the end of the reporting period, we have made several changes to the fund that are designed to take advantage of what we believe are good investment opportunities. We have reduced the fund's exposure to certain industry groups, choosing instead to invest in other areas that previously have had less representation in the fund's portfolio. For example, we have modestly reduced the fund's financial services holdings, and we have begun to invest in a few utilities and industrial stocks.

In other cases, we have maintained the same general level of exposure to certain industry groups, but we are investing in other segments within those groups. For example, we have maintained the fund's sizeable technology position, but we have shifted away from the consumer-

oriented stocks within this group in favor of information technology security companies. As always, we plan to monitor the portfolio closely, and we are prepared to make changes as market conditions evolve.

Can you give us an update on the fund's socially responsible investing activities?

We'd like to take this opportunity to update shareholders on a socially responsible goal that we have been working on for some time now: the elimination of mercury in the environment. Mercury is a potent neurotoxin that can affect the brain, spinal cord, kidneys and liver. Mercury poisoning is most often contracted from the breakage of household mercury fever thermometers. These types of thermometers have a small glass tube that contains liquid mercury, and when broken, the mercury can evaporate and create a risk of exposure to mercury vapors in indoor air.

We have been working together with several public health coalitions, and we are pleased to report that as of the end of the reporting period, 71% of the country's pharmacy chains have stopped selling mercury fever thermometers, including several held by the fund. What's more, eight states and several major cities have banned or restricted their sale or use, and nearly 700 hospitals and clinics have voluntarily agreed to phase out mercury pollution from their waste streams by 2005. We believe these efforts signal a major step forward for the growing movement within the health care industry to stop mercury pollution at its source.

For more information or to find out if there is a hazardous waste collection site in your neighborhood for disposing of your mercury thermometer, call the EPA's hotline, 1-800-CLEANUP.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund


STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

COMMON STOCKS--98.3%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.7%

Equifax                                                                                         387,000               10,449,000

Paychex                                                                                         192,000                6,007,680

                                                                                                                      16,456,680

CONSUMER DURABLES--1.4%

Centex                                                                                          148,000                8,552,920

CONSUMER NON-DURABLES--8.3%

Coca-Cola                                                                                       335,000               18,760,000

Colgate-Palmolive                                                                               326,000               16,316,300

Jones Apparel Group                                                                             210,700  (a)           7,901,250

PepsiCo                                                                                         163,000                7,856,600

                                                                                                                      50,834,150

CONSUMER SERVICES--4.3%

Clear Channel Communications                                                                    268,000  (a)           8,581,360

Darden Restaurants                                                                              282,000                6,965,400

Univision Communications, Cl. A                                                                 347,000  (a)          10,895,800

                                                                                                                      26,442,560

ELECTRONIC TECHNOLOGY--12.3%

Altera                                                                                          166,000  (a)           2,257,600

Analog Devices                                                                                  190,000  (a)           5,643,000

Applied Materials                                                                               422,000  (a)           8,026,440

Brocade Communications Systems                                                                  240,000  (a)           4,195,200

Cisco Systems                                                                                   502,600  (a)           7,011,270

Flextronics International                                                                       694,000  (a)           4,948,220

Intel                                                                                           490,800                8,966,916

International Business Machines                                                                 137,000                9,864,000

Linear Technology                                                                               185,000                5,814,550

National Semiconductor                                                                          225,000  (a)           6,563,250

QUALCOMM                                                                                        140,000  (a)           3,848,600

Sun Microsystems                                                                                455,000  (a)           2,279,550

Texas Instruments                                                                               231,000                5,474,700

                                                                                                                      74,893,296

ENERGY MINERALS--4.8%

Royal Dutch Petroleum (New York Shares), ADR                                                     528,000              29,182,560

FINANCE--24.1%

American International Group                                                                     202,375              13,808,046

Bank of America                                                                                  295,000              20,756,200

Capital One Financial                                                                            119,000               7,264,950


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Citigroup                                                                                        428,600              16,608,250

Fannie Mae                                                                                       290,200              21,402,250

Fifth Third Bancorp                                                                              115,000               7,664,750

Lehman Brothers Holdings                                                                          92,000               5,751,840

MBNA                                                                                             194,000               6,415,580

Marsh & McLennan Cos.                                                                            110,000              10,626,000

Merrill Lynch                                                                                    155,000               6,277,500

State Street                                                                                     200,000               8,940,000

Stilwell Financial                                                                               320,000               5,824,000

Wells Fargo                                                                                      306,000              15,318,360

                                                                                                                     146,657,726

HEALTH SERVICES--2.8%

Cardinal Health                                                                                 109,000                6,693,690

Tenet Healthcare                                                                                 68,000  (a)           4,865,400

WellPoint Health Networks                                                                        74,000  (a)           5,757,940

                                                                                                                      17,317,030

HEALTH TECHNOLOGY--11.1%

Baxter International                                                                            451,700               20,078,065

Johnson & Johnson                                                                               380,000               19,858,800

Pfizer                                                                                          609,000               21,315,000

St. Jude Medical                                                                                 90,000  (a)           6,646,500

                                                                                                                      67,898,365

INDUSTRIAL SERVICES--2.0%

Rowan Cos.                                                                                      356,000                7,636,200

Weatherford International                                                                       102,000  (a)           4,406,400

                                                                                                                      12,042,600

NON-ENERGY MINERALS--1.1%

Alcoa                                                                                           203,000                6,729,450

PROCESS INDUSTRIES--2.7%

Ecolab                                                                                          205,000                9,477,150

Praxair                                                                                         125,000                7,121,250

                                                                                                                      16,598,400

PRODUCER MANUFACTURING--3.4%

Emerson Electric                                                                                120,000                6,421,200

Illinois Tool Works                                                                              96,000                6,556,800

Tyco International                                                                              558,000                7,538,580

                                                                                                                      20,516,580

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                       Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE--8.6%

Best Buy                                                                                        280,500  (a)          10,182,150

CVS                                                                                             294,000                8,996,400

Home Depot                                                                                      420,900               15,459,657

Wal-Mart Stores                                                                                 324,900               17,872,749

                                                                                                                      52,510,956

TECHNOLOGY SERVICES--6.5%

First Data                                                                                      292,000               10,862,400

Laboratory Corporation of America Holdings                                                      123,000  (a)           5,614,950

Microsoft                                                                                       381,000  (a)          20,619,720

VERITAS Software                                                                                130,000  (a)           2,572,700

                                                                                                                      39,669,770

UTILITIES--2.2%

ALLTEL                                                                                           72,000                3,384,000

Pinnacle West Capital                                                                            84,000                3,318,000

SBC Communications                                                                              211,000                6,435,500

                                                                                                                      13,137,500

TOTAL COMMON STOCKS
   (cost $615,657,642)                                                                                               599,440,543
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%
Self Help Credit Union,
   1.74%, 9/17/2002                                                                             100,000                 100,000

U.S.TREASURY BILLS--1.9%
   1.65%, 7/5/2002                                                                            9,233,000                9,231,246
   1.64%, 7/11/2002                                                                           2,149,000                2,148,054

                                                                                                                      11,379,300

TOTAL SHORT-TERM INVESTMENTS
   (cost $11,479,327)                                                                                                 11,479,300
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $627,136,969)                                                            100.2%              610,919,843

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)              (1,093,760)

NET ASSETS                                                                                       100.0%              609,826,083

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                          627,136,969    610,919,843

Cash                                                                    160,775

Dividends and interest receivable                                       246,495

Receivable for shares of Common Stock subscribed                         46,903

Prepaid expenses                                                         45,343

                                                                    611,419,359
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           411,475

Payable for shares of Common Stock redeemed                           1,145,268

Accrued expenses                                                         36,533

                                                                      1,593,276
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      609,826,083
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     856,028,849

Accumulated undistributed investment income--net                        431,133

Accumulated net realized gain (loss) on investments               (230,416,773)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                   (16,217,126)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      609,826,083

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        600,485,562     9,340,521

Shares Outstanding                                     27,178,305       424,430
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               22.09         22.01

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $116,621 foreign taxes withheld at source)    3,052,269

Interest                                                               243,796

TOTAL INCOME                                                         3,296,065

EXPENSES:

Investment advisory fee--Note 3(a)                                   2,699,694

Prospectus and shareholders' reports                                    48,115

Professional fees                                                       35,548

Custodian fees--Note 3(c)                                               33,898

Shareholder servicing costs--Note 3(c)                                  15,080

Directors' fees and expenses--Note 3(d)                                 12,627

Distribution fees--Note 3(b)                                            11,639

Loan commitment fees--Note 2                                             2,688

Miscellaneous                                                            3,230

TOTAL EXPENSES                                                       2,862,519

INVESTMENT INCOME--NET                                                 433,546
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (43,574,849)

Net unrealized appreciation (depreciation) on investments         (87,186,885)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (130,761,734)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (130,328,188)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            433,546             503,024

Net realized gain (loss) on investments      (43,574,849)        (156,204,953)

Net unrealized appreciation (depreciation)
   on investments                            (87,186,885)         (91,700,949)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (130,328,188)        (247,402,878)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (48,670)            (562,335)

Service shares                                         --                (237)

TOTAL DIVIDENDS                                  (48,670)            (562,572)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 26,959,003         125,232,524

Service shares                                  3,212,860           9,161,263

Dividends reinvested:

Initial shares                                     48,670             562,335

Service shares                                         --                 237

Cost of shares redeemed:

Initial shares                               (77,003,163)        (174,535,116)

Service shares                                  (352,573)            (206,787)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (47,135,203)         (39,785,544)

TOTAL INCREASE (DECREASE) IN NET ASSETS     (177,512,061)        (287,750,994)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           787,338,144        1,075,089,138

END OF PERIOD                                 609,826,083          787,338,144

Undistributed investment income--net              431,133               46,257

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,067,114            4,094,068

Shares issued for dividends reinvested              1,864               20,766

Shares redeemed                                (3,100,261)          (6,097,330)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,031,283)          (1,982,496)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       127,922              319,159

Shares issued for dividends reinvested                 --                    8

Shares redeemed                                  (14,681)               (7,993)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     113,241              311,174

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                      Six Months Ended
                                         June 30, 2002                                   Year Ended December 31,
                                                                 -------------------------------------------------------------------
INITIAL SHARES                              (Unaudited)          2001            2000           1999            1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            26.67         34.47           39.07           31.08          24.97         20.09

Investment Operations:

Investment income--net                           .02(a)        .02(a)          .32(a)         .01(a)             .05           .09

Net realized and unrealized
   gain (loss) on investments                    (4.60)        (7.80)          (4.63)           9.34            7.28          5.63

Total from Investment Operations                 (4.58)        (7.78)          (4.31)           9.35            7.33          5.72

Distributions:

Dividends from investment
   income--net                                 (.00)(b)         (.02)           (.29)          (.01)            (.05)         (.10)

Dividends from net realized
   gain on investments                               --            --              --          (1.35)          (1.17)         (.74)

Total Distributions                            (.00)(b)         (.02)           (.29)          (1.36)          (1.22)         (.84)

Net asset value, end of period                   22.09         26.67           34.47           39.07           31.08         24.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                             (17.13)(c)       (22.57)         (11.03)          30.08           29.38         28.44
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            .39(c)           .78            .78             .79             .80           .82

Ratio of net investment income
   to average net assets                         .06(c)           .06            .82             .04             .20           .46

Portfolio Turnover Rate                        48.38(c)        110.82          63.60           70.84           67.60         58.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  600,486       779,063       1,075,089         897,539        477,797       275,887

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      Six Months Ended
                                                                         June 30, 2002                    Year Ended December 31,
                                                                                                      -----------------------------
SERVICE SHARES                                                              (Unaudited)               2001                2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               26.59               34.47               34.47

Investment Operations:

Investment (loss)                                                               (.01)(b)             (.06)(b)               --

Net realized and unrealized gain (loss)
   on investments                                                                 (4.57)             (7.82)                 --

Total from Investment Operations                                                  (4.58)             (7.88)                 --

Distributions:

Dividends from investment income--net                                                 --              (.00)(c)              --

Net asset value, end of period                                                     22.01              26.59                 34.47
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                              (17.22)(d)            (22.85)                 --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                           .49(d)               1.09                 --

Ratio of investment (loss)
   to average net assets                                                        (.03)(d)              (.20)                 --

Portfolio Turnover Rate                                                         48.38(d)             110.82                 63.60
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                             9,341               8,275                     1

(A) THE FUND COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide capital growth, with current income as a secondary goal through equity investments in companies that not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On May 22, 2002, the fund's Board and Dreyfus notified NCM Capital Management Group, Inc. ("NCM") of the termination of the Sub-Investment Advisory Agreement between Dreyfus and NCM, with respect to the fund, pursuant to the terms of the Agreement. Effective immediately, Dreyfus has assumed day-to-day portfolio management responsibility for the fund.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the shareholder services plan, the distribution plan, and the expenses borne by each class and certain voting rights.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $303 during the period ended June 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $180,066,629 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $7,523,105 of the carryover expires in fiscal 2008 and $172,543,524 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $562,572. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $11,639 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of Initial shares' average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts. During the period ended June 30, 2002, Initial shares were charged $10,450 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2002, the fund was charged $595 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2002, the fund was charged $33,898 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $332,467,533 and $378,453,616, respectively.

At  June  30,  2002,  accumulated net unrealized depreciation on investments was
$16,217,126,   consisting  of  $48,554,349  gross  unrealized  appreciation  and
$64,771,475 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                   For More Information

                        The Dreyfus Socially Responsible
                        Growth Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing




                     Printed on recycled paper.
                     50% post-consumer
                     Process chlorine free.
                     Vegetable-based ink.

Printed in U.S.A.

(c) 2002 Dreyfus Service Corporation                                  111SA0602